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                                                                 Exhibit 10.9

                        LIVINGSTON ENTERPRISES, INC.
                     U.S. AUTHORIZED RESELLER AGREEMENT




                                SOLUNET, INC.
                     -----------------------------------
                                   Customer


                       891 ARABIA RD. S.E., SUITE 100
                     -----------------------------------
                               Street Address


                             PALM BAY, FL 32909
                     -----------------------------------
                          City     State     Zip Code



This agreement is made and entered into by and between Livingston
Enterprises, Inc. and Customer. Livingston and Customer agree that the following provision shall govern the sale, licensing and discounting of Equipment and Software ("Products") listed in Exhibit C or in any invoice from Livingston to Customer under this Agreement.


 1. Reseller Certification: The objective of this Agreement is to enhance distribution of the Products by means of Customer's development of markets and sales channels not addressed by Livingston. To effectuate this objective, Customer agrees to the conditions set forth below.

     A)  Products acquired hereunder will be sold; (1) directly to End Users,
         (2) located in the United States, (3) from the Location listed in Exhibit A.

     B) This appointment is non-exclusive, and Livingston expressly reserves the right to appoint other authorized resellers and to make direct sales to any end user.

 2. Definition of Customer: For the purposes of this Agreement, the term "Customer" shall include all subsidiaries in which Customer has an ownership interest of greater than 50% and which are located in the United States. Each subsidiary must be listed as an ordering location in Exhibit A, attached hereto.

 3. Terms and Conditions. Livingston's Terms and Conditions, attached hereto as Exhibit B, shall apply to all purchases, whether discountable or not, notwithstanding any variation as may appear on any order documents or other business forms submitted by Customer. All order documents and amendments thereto must reference this Agreement and are subject to acceptance by Livingston.

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 4.  Term. This Agreement shall become effective on the ______day of ________
     19_____ and shall expire at the end of twelve (12) months, but this agreement shall be renewed for additional periods of twelve (12) months each, unless one party gives the other written notice of termination at least thirty (30) days prior to the end of the current Annual Agreement Period.

 5. List Prices. List prices for Livingston's Products shall be determined by using Livingston's current US Price List at the time Livingston accepts Customer's order.

 6. Terms of Payment. Payment terms are Net Thirty (30) days from the date set forth on the invoice, which date shall not precede the date of shipment of the Products. The foregoing terms are subject to Customer maintaining credit arrangements satisfactory to Livingston. Otherwise, terms are C.O.D.

 7. Provision of Discounts. Customer's net price for Products purchased under this Agreement shall be the Livingston U.S. List Price in effect on the date of Livingston's acceptance of the applicable order ("List Price") less the then current and appropriate Reseller Discount. The Reseller Discount for the term of this Agreement is specified in Exhibit C for each Product, provided that:

     A)  Customer complies with all material provisions of this Agreement.

     B) Each order for Products is initiated from one of Customer's Ordering Locations listed in Exhibit A, attached hereto, as amended from time to time.

     C) Livingston reserves the right to change the List Price for any Product, without prior notice at any time, and such changes shall be effective immediately. A new Price List will be published and become effective on the date specified on the Price List and will remain in effect until superseded by a new Price List.

     D) Although Livingston may publish a suggested sale price list, Customer has the right to determine its own sale prices.

     E) The Reseller Discount for any Product may be changed by Livingston upon renewal of this Agreement by notifying Customer in writing any time prior to the renewal date.

 8.  Licensing Provision.

     A)  Definitions

         1. "Licensed Program" means each software program provided by Livingston under this Agreement. Licensed Programs include Software programs provided in machine readably, object, printed or interpreted from, including modifications, enhancements and translations thereof, and all copies and part of such Software programs.

         2. "Designated Equipment" means the Livingston products of Customer or is end users identified by the serial number of the Equipment with which, or for which, specified Software licenses are issued by Livingston.

         3. "Livingston Operating System" means the operating system software developed by Livingston for use in its Equipment.

     B)  Object Code License.

         Livingston grants Customer and Customer accepts a personal, nonexclusive, nontransferable worldwide license to reproduce, distribute and sublicense the Licensed Programs in object code form only and solely for use by its end users pursuant to the provisions of this Agreement. Customer agrees not to disassemble, reverse-engineer or modify any of the Licensed Programs.

     C)  Title.

         The original and any copies of the Licensed Programs, in whole or in part, including translations, compilations, partial copies, modifications and updates, are the property of Livingston.

     D)  Record Keeping and Audits.

         Customer agrees to maintain shipment records relating to the Licensed Programs, which records may be audited on behalf of Livingston by an independent auditor no more frequently that once per year and upon reasonable notice to Customer. These records shall specify, at a minimum the end user name and address of the location where the Licensed Programs are used.

     E)  Distribution.

         Customer may distribute the Licensed Programs to end users. Each end user shall be required to enter into a license to use the Licensed Programs for the end user's own internal business purposes, in accordance with the terms of the Object Code License. The end user may use the Licensed Programs for the term and in the manner provided for in the Object Code License. The end user's rights and obligations set forth therein are independent of this Agreement and shall survive the termination of this Agreement.

     F)  Demonstration Use.

         Livingston hereby grants, and Customer hereby accepts a nonexclusive license to use those copies of the Licensed Programs developed by Livingston, at each Customer sales office for demonstrations and technical support of the Products. The original and any copies of such Licensed Programs, in whole or in part, shall be the property of Livingston. Customer shall enter into an Object Code License to cover this demonstration use. Termination or expiration of this demonstration license shall not result in automatic termination or expiration of this Agreement.

     G)  Termination.

         Livingston reserves the right to terminate individual licenses of Customer or its end users for failure to comply with any of the provisions of the Object Code License. Upon any such termination, Customer, or the affected end user, shall return to Livingston or to Customer, as the case may be, any Software that has been provided and render unusable any Software place in a storage apparatus.

 9.  Default and Remedies.

     A) Livingston shall have the right to terminate this Agreement immediately should Customer refuse to make any payments required under this Agreement.

     B) Should Livingston be forced to put Customer on credit hold because of a failure or refusal to pay, exceeding its credit limit or any other like reason, Livingston shall have the right to cancel any orders already accepted by Livingston, but not yet delivered to Customer.

     C) Either party shall have the right to terminate this Agreement in the event that the other party: (1) becomes bankrupt or insolvent, suffers a receiver to be appointed or makes an assignment for the benefit of creditors, or (2) fails to comply with any of the material provisions of the Agreement and such condition is not remedied within thirty (30)

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         days after written notice thereof has been given by the other party.

     D) In the event of default by Customer under Paragraph 9 A) or B), Livingston may, in its discretion, refuse to make further shipments and exercise any of all of its remedies under the law including, but not limited to, acceleration of all outstanding invoices due to Livingston, stoppage of shipments in transit and repossession of Products not paid for which are in Customer's possession.

     E) Paragraphs 6, 8 and 13 of this Agreement and Paragraphs 5, 8, 9, 11, 12 and 13 of Exhibit B, Terms and Conditions, shall survive any termination of this Agreement.

10.  Copyright and Trademark.

     A) The licensed Programs are copyrighted and may be copied only as permitted by this Agreement and the Object Code License. As a condition of the licenses granted herein, Customer agrees to reproduce and apply any copyright notices and any other proprietary rights notice (as set forth on or in the Licensed Programs delivered by Livingston) to all copies, in whole or in part, in any form, of the Licensed Programs reproduced.

     B) The trademarks and trade name under which Livingston markets its Products are the exclusive property of Livingston. This Agreement give Customer no rights therein, except the restricted license to reproduce such trademarks in any publication on the Product's provided that Livingston is referenced as the owner of the trademarks.

11.  Relationship of the Parties.

     Customer's relationship with Livingston during the term of this Agreement shall be that of an independent contractor. Customer shall not have, and shall not represent that it has, any power, right or authority to bind Livingston, or to assume or create any obligation or responsibility, express or implied, on behalf of Livingston or in Livingston's name, except as herein expressly permitted. Nothing stated in this Agreement shall be construed as constituting Customer and Livingston as partners, or as creating the relationships of employer and employee, franchisor and franchisee, master and servant, or principal and agent between the parties hereto.

12.  Assignment.

     Neither party may assign or otherwise transfer this Agreement or any right under it, or any orders issued under it, without the prior written consent of the other party, which consent shall not be unreasonably withheld.

13.  General.

     A) This agreement, including all Exhibits, constitutes the entire agreement between the parties with respect to the subject matter hereof, and supersedes all prior proposals, negotiations and communications, oral or written, between the parties with respect to the subject matter hereof and no deviation from these provisions shall be binding unless in writing and signed by the party to be charged.

     B) This Agreement will be governed by the Laws of the State of California (except that body of law controlling conflicts of law). Any suit hereunder shall be brought in the federal or state courts in the Northern District of California and Customer hereby submits to the personal jurisdiction thereof.
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     C)  All rights and remedies conferred under this Agreement or by any other instrument or law shall be cumulative, and may be exercised singularly or concurrently. Failure by either party to enforce any provision shall not be deemed a waiver of future enforcement of that or any other provision. In the event that any portion of this Agreement shall be held to be unenforceable, the remaining portions of this Agreement shall remain in full force and effect.

     D) All notices required or permitted under this Agreement shall be in writing and shall be deemed to have been given upon personal delivery or upon deposits in the mail, first-class, with postage prepaid. The addresses of the parties (until written notice of change shall have been given) shall be as follows:

         Livingston:                              Customer:
            Livingston Enterprises, Inc.                SOLUNET, INC.
            6920 Koll Center Parkway #209           ----------------------------
            Pleasanton, California  94566               891 ARABIA RD. S.E.
                                                    ----------------------------
            Attn: Manager, Contracts                    SUITE 100
                                                    ----------------------------
                                                        PALM BAY, FL 32909
                                                    ----------------------------

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives.

LIVINGSTON ENTERPRISES, INC.                   CUSTOMER

BY:                                            BY:    /s/ Michael Wertheimer
       --------------------------                     --------------------------

NAME:                                          NAME:  MICHAEL WERTHEIMER
       --------------------------                     --------------------------

TITLE:                                         TITLE: V.P. SALES
       --------------------------                     --------------------------

DATE:                                          DATE:  4/21/93
       --------------------------                     --------------------------

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                                     EXHIBIT A
                           CUSTOMER'S ORDERING LOCATIONS

   Name:                                         Name:
        --------------------------                    --------------------------

Address:                                      Address:
        --------------------------                    --------------------------

        --------------------------                    --------------------------


   Name:                                         Name:
        --------------------------                    --------------------------

Address:                                      Address:
        --------------------------                    --------------------------

        --------------------------                    --------------------------


   Name:                                         Name:
        --------------------------                    --------------------------

Address:                                      Address:
        --------------------------                    --------------------------

        --------------------------                    --------------------------


   Name:                                         Name:
        --------------------------                    --------------------------

Address:                                      Address:
        --------------------------                    --------------------------

        --------------------------                    --------------------------
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                                     EXHIBIT B
                               TERMS AND CONDITIONS

 1.  Definitions.

     "Equipment" shall mean the hardware components of Livingston's Products; "Software" shall mean each software program provided by Livingston in machine readable, object, printed or interpreted from.

     "Product(s)" shall mean any configuration of hardware and software, including documentation, sold or licensed by Livingston.

 2.  Acceptance of Orders.

     All orders placed with Livingston by Customer for Products shall be subject to acceptance by Livingston at its principal place of business. Acceptance of Products shipped by Livingston is acceptance of these Terms and Conditions.

 3.  Prices and Taxes.

     Prices are exclusive of, and Customer is responsible for, all sales, use and like taxes. Livingston will invoice Customer for all applicable taxes, unless Customer supplied an appropriate tax exemption certificate in a form satisfactory to Livingston.

 4.  Delivery.

     A. Unless otherwise specified by Customer, delivery will be made FOB Livingston's facilities, freight charges prepaid and billed within the contiguous limits of the United States, including Alaska and Hawaii.

     B. Title to the Equipment will pass to Customer upon delivery of the Equipment by Livingston to a carrier, and upon that delivery, Customer will be responsible for, and will bear the entire risk of loss or damage to the Products, regardless of when acceptance occurs. In no event shall title pass to Customer for any Software, except title shall pass to Customer for the media on which the Software is recorded.

     C. The scheduled delivery date shall be that date acknowledge by Livingston. Livingston shall considered any date requested by Customer.

     D. Livingston shall use its best efforts to meet the scheduled delivery date.

 5.  Proprietary Rights

     Livingston retains for itself all proprietary rights in and to all designs, engineering details, schematics, drawings and other similar data pertaining to the Equipment and which is provided to Customer under this Agreement. Proprietary Information which Livingston may furnish to Customers shall be in Customer's possession pursuant only to a restrictive, nontransferable, nonexclusive license under which Customer may use such Proprietary

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     Information solely for the purposes of operating the Equipment, or integrating the Equipment into a system, and for no other purpose. Customer shall not, without the express written consent of Livingston, provide, disclose, transfer or otherwise make available any Proprietary Information, or copies thereof, to any third party. Customer shall take appropriate action by instructions, agreement or otherwise with those of its employees and third party agent having access to any Proprietary Information, in accordance with the provisions of these Terms and Conditions. Customer agrees to protect any Proprietary Information with the same standard of care which it uses to protect its own like information.

 6. Sale Conveys No license: The Equipment is offered for sale, and is sold by Livingston subject, in every case, to the condition that such sale does not covey any license, expressly or by implication, estoppel or otherwise, under any patent claim with respect to which Livingston can grant licenses covering the Equipment or any assembly, circuit combinations, method or process therein, except that Customer may use the Equipment containing patented devices in the normal course of Customer's business. Livingston expressly reserves all its right under such patient claims.

 7.  Inspection and Acceptance.

     A) Acceptance shall be accomplished by using test procedures and/or programs established by Livingston which are applicable to the products. Such acceptance shall be at the time of completion of final test at Livingston's facilities.

     B) Software. Software is warranted in accordance with the Object Code License for the specific product. This Object Code License will be shipped to the LICENSEE with the Product.

     C) General. The stated warranties apply only to the initial end user and are contingent upon proper treatment and use of the Products and maintenance of a safe and suitable site. EXCEPT FOR THE EXPRESS WARRANTIES STATED HEREIN, LIVINGSTON DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, ON PRODUCTS FURNISHED HEREUNDER, INCLUDING WITHOUT LIMITATION THE WARRANTIES OF DESIGN, MERCHANTABILITY OF FITNESS FOR A PARTICULAR PURPOSE, OR ARISING FROM A COURSE OF DEALING, USAGE OR TRADE PRACTICE.

 8.  Limitation of Liability.

     LIVINGSTON'S LIABILITY UNDER OR FOR BREACH OF THIS AGREEMENT WILL BE LIMITED TO REFUND OF THE PURCHASE PRICE OR LICENSE FEE. IN NO EVENT WILL LIVINGSTON BE LIABLE FOR COSTS OF PROCUREMENT OF SUBSTITUTE PRODUCTS BY CUSTOMER. IN NO EVENT WILL LIVINGSTON BE LIABLE FOR ANY SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGE, HOWEVER CAUSED, WHETHER FOR BREACH OF WARRANTY, NEGLIGENCE OR OTHERWISE.

 9.  Software License.

     Livingston shall retain all right, title and ownership of any Software provided to Customer or its end users. Use of Software is governed by the provisions of the Object Code License.

10.  Substitutions and Modifications.

     Livingston shall have the right to make substitutions and modifications in the specifications of the Products, provided that such substitutions or modifications will not materially adversely affect overall Products performance.

11.  Export.

     Regardless of any disclosure by Customer to Livingston of the ultimate destination of the Products, Customer will not export, directly or indirectly, any Livingston Product without first obtaining an export license from the US Department of Commerce or any other agency or department of the United States Government, as required.

12.  Patent, Trade Secret and Copyright Indemnification.

     A) Livingston will defend, at its expense, any action brought against Customer to the extent that it is based on a claim that the use of Equipment, within the scope of this Agreement, infringes any United States patent, trade secret or copyright, and Livingston will indemnify Customer from any costs, damages and fees finally awarded against Customer in such action which are attributable to such claim, provide that Customer notifies Livingston promptly in writing of the claim; and provide further that, Customer permits Livingston to defend, compromise or settle the claim and provides all available information, assistance and authority to enable Livingston to do so, provided Livingston reimburses Customer for such activity. Customer shall have no authority to settle any claim on behalf of Livingston.

     B) Should Equipment become, or in Livingston's opinion be likely to become, the subject of a claim of infringement of a patent, trade secret or copyright, Livingston may (i) procure for Customer, at no cost to Customer, the right to continue to use the Equipment, (ii) replace or modify the Equipment, at no cost to Customer, to make such noninfringing, provided that the same function is performed by the replacement or modified Equipment, or (iii) if the right to continue to use cannot be procured or the Equipment cannot be replace or modified, terminate the right to use such Equipment, remove the Equipment and grant Customer credit thereon as depreciated on a straight-line five
         (5) year bases.

     C) Livingston shall have no liability for any claim of patent, trade secret or copyright infringement based on the (i) use of other that the then-latest version of the Equipment from Livingston, if such infringement could have been avoided by the use of the latest version of the Equipment and such latest version has been made available to Customer, but Customer, with knowledge of actual or possible infringement, chose to retain the prior version, or (ii) use of combination of the Equipment with software, hardware or other materials not provided by Livingston.

     D) THIS ARTICLE STATES THE ENTIRE LIABILITY OF LIVINGSTON WITH RESPECT TO INFRINGEMENT OF ANY PATENTS, TRADE SECRETS OR COPYRIGHTS BY THE EQUIPMENT OR ANY PARTS OR USE THEREOF AND LIVINGSTON SHALL HAVE NO ADDITIONAL LIABILITY WITH RESPECT TO ANY ALLEGED OR PROVEN INFRINGEMENT.

13.  Force Majeure.

     If the performance of this Agreement, or any obligation hereunder except the making of payments hereunder is prevented, restricted or interfered with by reason of fire, flood, earthquake, explosion or other casualty or accident, strikes or labor disputes, inability to procure or obtain delivery of parts, supplies or power, war or other violence, any law, order, proclamation, regulations, ordinance, demand or requirement of any governmental agency, or any other act or condition whatsoever beyond the reasonable control of the affected party, the party so affected, upon giving prompt notice to the other party, shall be excused from such performance to the extent of such prevention, restriction or interference; provided, however, that the party so affected shall take all reasonable steps to avoid or remove such cause of nonperformance and shall resume performance hereunder with dispatch whatever such causes are removed.

                                     EXHIBIT C
                              PRODUCTS AND DISCOUNTS

PRODUCT NO.           DESCRIPTION                                  DISCOUNT (%)
-----------           -----------                                  ------------
-----------           -----------                                  ------------

                                      ALL                               40%
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